SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                February 5, 2007

Kaire Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware                  0-21384                       13-3367421
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(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                                        File Number)                                           Identification No.)

7700 Irvine Center Drive, Suite 870, Irvine, California              92618
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:                      (949) 861-3560
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552 Sespe Ave.,  Suite D, Fillmore, California                                 93018
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR
240.13e-4(c)).

Item 2.01 Acquisition or Disposition of Assets

On January 23, 2007, Kaire Holdings Corporation’s and it’s wholly owned subsidiary YesRx.com executed a Letter of Intent whereby YesRx.com will acquire all of the outstanding Stock of H&H Glass Corporation, an Illinois corporation. The terms of the acquisition includes a payment on approximately $8 million in common stock. In addition, as part of the transaction, all current convertible note holders have agreed to restructure their debt into zero coupon fixed rate convertible preferred shares with a two year hold on any conversions.

H&H Glass was formed in 1989 and distributes Asian glass to North America. In fiscal year 2005, H&H Glass had net revenues of approximately $13.5 million and net earnings of approximately $0.5 million. Fiscal year 2006 figures will be available shortly. H&H Glass will be operated as a wholly owned subsidiary of Kaire Holdings Corporation.

As part of its change in business direction, on February 4, 2007, Kaire Holdings discontinued its pharmacy business.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated there under within 71 days after the date of the event reported in this Form 8-K.

(b)	Exhibit number.

99.1. Acquisition Agreement
99.2. News release issued by Kaire Holdings Corporation on February 6, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Steven Westlund Date
Steven Westlund             Date: February 6, 2007